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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   June 7, 2001
                                                  ------------------------------


                               NEON Systems, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                        0-25457                  76-0345839
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)           Identification No.)

           14100 Southwest Freeway, Suite 500, Sugar Land, Texas       77478
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             (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (281) 491-4200
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 7, 2001, NEON Systems, Inc. issued a press release announcing that two members of its Board of Directors, including its President and CFO, had resigned from its Board of Directors due to a disagreement with the Board of Directors over the strategic direction of the Company. Neither Board member who resigned requested that such disagreement be disclosed. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.
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         99.1    Press Release dated June 7, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   June 12, 2001                  NEON SYSTEMS, INC.


                                        /s/ WAYNE WEBB
                                        -------------------------------------
                                        Wayne Webb
                                        Interim President, Vice President and
                                        General Counsel


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                                INDEX TO EXHIBITS


         Exhibit
         Number            Description of Document
         -------           -----------------------

         99.1              Press Release dated June 7, 2001.